UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
5.50% Series D preferred shares	AXS PRD	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 19, 2019, AXIS Specialty Finance LLC, a Delaware limited liability company (“AXIS Finance”), and an indirect wholly–owned subsidiary of AXIS Capital Holdings Limited, a Bermuda exempted company (“AXIS Capital”), issued $300.0 million aggregate principal amount of its 3.900% Senior Notes due 2029 (the “Notes”), fully and unconditionally guaranteed by AXIS Capital under a Senior Indenture, dated as of March 23, 2010, among AXIS Finance, as Issuer, AXIS Capital, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Senior Indenture”).

Interest on the Notes is payable semi-annually in arrears on January 15 and July 15 of each year, commencing January 15, 2020. The Notes, unless previously redeemed, will mature on July 15, 2029. A copy of the form of Note is attached hereto as Exhibit 4.1.

Legal opinions relating to the validity of the Notes and the related guarantees are attached as Exhibits 5.1 and 5.2 to this report.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the Registration Statement, which was filed with the Securities and Exchange Commission on November 22, 2016, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of 3.900% Senior Note due 2029

5.1	Opinion of Simpson Thacher & Bartlett LLP, with respect to New York State law.

5.2	Opinion of Conyers Dill & Pearman Limited, with respect to Bermuda law.

23.1	Consent of Simpson Thacher & Bartlett LLP, with respect to New York State law (included as part of Exhibit 5.1).

23.2	Consent of Conyers Dill & Pearman Limited, with respect to Bermuda law (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2019

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel